Rule 497(e)

File Nos. 033-64240 and 811-07776

TRILLIUM

A Flexible Premium Variable Deferred Annuity

Issued by Great-West Life & Annuity Insurance Company of New York

In Connection with its Variable Annuity-3 Series Account

Supplement dated May 17, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2002

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2002.

Sale of Business:

On January 24, 2019, Great-West Life & Annuity Insurance Company (“Great-West”) announced that it had entered into an agreement with Protective Life Insurance Company (“Protective”) to sell, via indemnity reinsurance, substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this contract. Subject to the provision of certain services by Great-West or its affiliates for a transitional period following the closing, Protective will agree to provide administration for this contract in accordance with their terms and conditions. The transaction is expected to close in the first half of 2019, subject to regulatory approvals and customary closing conditions.

Effective immediately, the Columbia Variable Portfolio Select Large-Cap Value Fund is renamed Columbia Variable Portfolio Select Large Cap Value Fund. Accordingly, all references to Columbia Variable Portfolio Select Large-Cap Value Fund in the Prospectus and SAI are hereby deleted and replaced with Columbia Variable Portfolio Select Large Cap Value Fund.

Effective immediately, the Columbia Variable Portfolio Select Smaller-Cap Value Fund is renamed Columbia Variable Portfolio Select Small Cap Value Fund. Accordingly, all references to Columbia Variable Portfolio Select Smaller-Cap Value Fund in the Prospectus and SAI are hereby deleted and replaced with Columbia Variable Portfolio Select Small Cap Value Fund.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 905-1959, or write to Great-West at 8515 East Orchard Road, Greenwood Village, CO 80111.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1, 2002.